Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

DataBank, Ltd.
400 South Akard Street, Suite 100
Dallas, Texas 75202

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of DataBank Issuer, LLC and DataBank Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2026-1. DataBank, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Tenant Lease Data File and Data Center Site Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Tenant Lease Data File and Data Center Site Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 25, 2025, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Initial Tenant Lease Data File”) containing data, as represented to us by the Company, as of August 31, 2025, with respect to 11,997 tenant leases.  At the Company’s instruction, we randomly selected (i) two tenant leases from each of the 25 organizations (or one tenant lease for organizations with only one tenant lease) with the highest operational MRR (as set forth on the Initial Tenant Lease Data File) (the “Top 25 Organization’s Sample Tenant Leases”) (ii) 15 tenant leases that indicated a “Data Center” of “MSP3” (as set forth on the Initial Tenant Lease Data File) (the “15 MSP3 Tenant Leases”) and (iii) 60 tenant leases from the remaining 11,933 tenant leases (the “60 Random Sample Leases”). The Top 25 Organization’s Sample Tenant Leases and 15 MSP3 Sample Leases and 60 Random Tenant Leases are collectively and hereinafter referred to as the “Sample Leases.”

Additionally, on December 11, 2025, representatives of Guggenheim, on behalf of the Company, provided us with a supplemental data file (the “Supplemental Data File”) containing an updated contract end date for each of the Sample Leases.  At the Company’s instruction, we adjusted the Initial Tenant Lease Data File with the corresponding information set forth on the Supplemental Data File.  The Initial Tenant Lease Data File, as adjusted, is hereinafter referred to as the “Tenant Lease Data File.”

Further, on December 11, 2025, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of August 31, 2025 with respect to the 36 data center sites related to the tenant leases included in the Tenant Lease Data File (the “Data Center Sites”).

File Review Procedures of the Data Center Sites:

For each of the Data Center Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics
1.	Facility (for informational purposes only)	5.	KW load
2.	Current lease expiration date (if applicable)	6.	Square foot capacity
3.	Additional lease options (if applicable)	7.	Square foot occupied
4.	KW capacity

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of August 31, 2025 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Center Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases:

For each of the Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Tenant Lease Data File and indicated below.

Tenant Lease Characteristics
1.	Order number (for informational purposes only)	6.	Early termination fee %
2.	Organization name	7.	Renewal term
3.	Location	8.	Operational MRR
4.	Initial term (months)	9.	Contract start date
5.	Escalator %	10.	Contract end date

We compared Tenant Lease Characteristics 2. through 10. to the master lease agreement, service order, invoice or completion notice (collectively, the “Lease Agreement”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Tenant Lease Characteristic 3., a location of  “DFW1” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “DAL_TX” (as set forth on the Lease Agreement);

•	with respect to our comparison of Tenant Lease Characteristic 8., differences of 2.5% or less of the operational MRR indicated on the Tenant Lease Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Tenant Lease Characteristics 9. and 10., differences of 30 days or less are deemed to be “in agreement.”

The tenant lease documents described above and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Data Center Sites or Sample Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File or Tenant Lease Data File, as applicable, were found to be in agreement with the above-mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or tenant leases underlying the Data Center Site Data File or Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Tenant Lease Data File or the Data Center Site Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 5, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 5, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics

1	Four differences in escalator %.
2	Two differences in early termination fee %.
3	Five differences in renewal term.
4	Fifteen differences in operational MRR.
5	Two differences in contract start date
6	Six differences in contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 5, 2026

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Tenant Lease Data File	Characteristic set forth on or derived from the Lease Agreement

1	109341	Escalator %	2%	3%
1	124196	Escalator %	0%	2%
1	124660	Escalator %	0%	3%
1	28056	Escalator %	3.50%	0%
2	103379	Early termination fee %	75%	50%
2	76110	Early termination fee %	100%	50%
3	108547	Renewal term	1 month	12 months
3	119482	Renewal term	1 month	36 months
3	13403	Renewal term	1 month	N/A
3	72301	Renewal term	1 month	12 months
3	73891	Renewal term	36 months	12 months
4	104736	Operational MRR	$139,392.12	$143,573.88
4	109920	Operational MRR	$257.50	$250.00
4	124196	Operational MRR	$532,088.86	$655,501.10
4	12888	Operational MRR	$1,062.13	$1,126.81
4	14214	Operational MRR	$463.50	$506.48
4	37058	Operational MRR	$212.18	$225.10
4	43585	Operational MRR	$6,576.20	$6,919.69
4	4463	Operational MRR	$72,123.05	$76,132.86
4	5158	Operational MRR	$150.00	$190.02
4	65708	Operational MRR	$309.00	$327.82
4	7305	Operational MRR	$238.81	$260.95
4	73891	Operational MRR	$1,954.35	$2,073.37
4	7922	Operational MRR	$347.78	$368.96
4	8403	Operational MRR	$202.87	$242.24
4	O-33271	Operational MRR	$287.56	$296.25
5	124660	Contract start date	10/5/2022	8/7/2019
5	O-10202-1	Contract start date	4/7/2017	5/20/2013
6	122307	Contract end date	4/29/2027	6/16/2028
6	124660	Contract end date	10/4/2025	8/6/2023
6	13403	Contract end date	10/4/2025	12/4/2025
6	14061	Contract end date	12/31/2025	9/1/2026
6	43992	Contract end date	12/19/2025	3/20/2027
6	44437	Contract end date	2/14/2027	12/15/2025

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.